                            GREENLAND CORPORATION
                                  EXHIBIT C1

                              EXCHANGE AGREEMENT
                                 JUNE 9, 1995
           EXCHANGE OF SHARES OF ARIEL SYSTEMS, INC. FOR SHARES OF
            INTEGRATED COMMUNICATIONS ACCESS NETWORK INCORPORATED

     THIS DOCUMENT represents an Agreement, dated as of this 9th day of June 1995, by and between Integrated Communications Access Network, Inc., a Nevada corporation with offices at 4660 La Jolla Village Drive, Suite 640, San Diego, CA 92122 (hereinafter "Buyer" and "ICAN"), and Ariel Systems, Inc., a California corporation with offices at 2420 Grand Avenue, Suite H, Vista, CA 92083 (hereinafter "Seller" and "ASI"), both of whom are hereinafter jointly referred to as the "Parties."

                                  WITNESSETH

   WHEREAS, the Seller and its shareholders are now the sole and exclusive owner of approximately 100% of all of the issued and outstanding shares of ASI and

   WHEREAS, Seller and its shareholders desire to transfer 80% of all of the issued and outstanding stock of ASI to the Buyer, and the Buyer desires to accept such shares in exchange for the transfer to Seller and its shareholders of unregistered voting common stock of the Buyer,

   NOW, THEREFORE, in consideration for the mutual promises, covenants, terms, and conditions contained herein, the parties hereby agree as follows:

1. EXCHANGE OF SHARES.
Subject to the terms and conditions set forth herein, the Seller hereby exchanges and transfers to the Buyer 80% of the common stock of ASI from ASI's shareholders in exchange for 750,000 shares (representing 4.7% of the currently issued and outstanding shares) of ICAN restricted common stock to be issued to ASI's shareholders in a non-taxable, shares for shares exchange.

1.1  PLAN OF EXCHANGE.
It is the agreement and intention of the parties hereto that the Seller's shares shall be exchanged for the Buyer's shares, in the number described hereinabove, pursuant to a tax free exchange of stock in accordance with Section 1031, et seq., of the Internal Revenue Code, as amended. Such Buyer's shares to be deemed unregistered securities as defined by Rule 144 promulgated under the Securities Act of 1933, as amended.

1.2  DELIVERY OF SHARES.
Upon the closing of this Agreement, Seller shall deliver to Buyer 80% of the total issued and outstanding stock of ASI, so as to make Buyer the sole holder thereof, free and clear of all claims and encumbrances, and Buyer shall deliver to the Seller the Buyer's shares (or the irrevocable instructions to Buyer's transfer agent to issue such shares to Seller) said Buyer's shares to be issued with appropriate restrictions on transfer noted thereon.

1.3  SHAREHOLDERS.
Attached a Exhibit A is a list of shareholders of ASI, which list sets forth the following: name and address of the shareholder, number of ASI shares held, percentage of ASI shares held, number of ICAN shares to be exchanges and percentage of ICAN shares to be held. This Exhibit A is incorporated herein by this reference and reflects the individual exchanges to be made to accomplish the exchange of 80% of ASI stock for 750,000 shares (4.7% of total outstanding) of ICAN stock.

1.4  PIGGY-BACK RIGHTS
The ICAN shares exchanged herein are unregistered, restricted shares, which are not freely transferable. ASI holders, including principals, are hereby granted a one-time piggyback registration right to register any or all of their shares in conjunction with any ICAN registration statement, but only subsequent to ICAN's initial public offering ("IPO"). ICAN intends to consummate its IPO later in 1995 and, upon successful completion, intends to register a subsequent offering in 1996, under which piggyback rights would be available.

1.5  FURTHER STOCK ISSUANCES.
With the execution of this Exchange Agreement, ASI agrees not to authorize or issue any additional stock of whatever kind without prior ICAN approval. ASI acknowledges that ICAN will issue additional shares of its stock in the normal course of business, including but not limited to acquisitions, joint ventures, and additional financing. The parties acknowledge the mutual dilution of position that such future issuances will cause.

2. CAPITALIZATION.
ICAN agrees to capitalize ASI operations in a minimum amount of $1,800,000 up to a maximum amount of $3,000,000. These funds will be provided over a twenty-four month period and will be tied to proceeds received by ICAN from its Rule 506 Private Placement offering and its subsequent IPO. The schedules for these disbursements and the used for which they will be expended is set forth in Exhibit B, which is incorporated by this reference. Such funds shall be repaid to ICAN out of profits generated from sales with simple interest accrued at the rate of 6% per annum, payable beginning six months after positive cash flow has been achieved, interest only for two years, and thereafter principal and interest over a period of five years.

3. EMPLOYMENT AGREEMENTS AND PERFORMANCE AWARDS.
ASI management will receive long-term, five year exclusive management contracts with ICAN and five year employment agreements with ASI to manage and operate ASI as an ICAN subsidiary. Attached hereto and incorporated herein is Exhibit C, which sets forth the following: name, address, office and function of ASI management covered hereunder; base salary; performance awards in the form of stock options, bonuses or warrants for each individual; ASI operating results necessary to earn the performance awards and the time frames for such performance; and a standard for employment agreement setting forth the other terms and conditions of the employment. The standard form agreements will be tailored to reflect each individual manager's salary and performance awards and may be executed after execution of this Agreement, but, in any event, no longer than thirty days subsequent. The performance awards will further be defined by the ASI Performance Schedule, which is attached as Exhibit D to this Agreement.

3.1  YOUR STAFF, INC.
To conform to legal requirements, ASI personnel, including management, shall be leased to ASI by Your Staff, Inc., providing for complete human resources services and employee benefits under a separate agreement to that effect signed between ASI and Your Staff, Inc.

4. BOARD OF DIRECTORS.
ICAN principals or appointees shall occupy a majority of the seats of the Board of Directors of ASI. e.g., if there are 5 seats, ICAN shall occupy 3.

5. PUBLIC STOCK OFFERING.

In the third year after the acquisition, ICAN agrees to "spin off" ASI as a separate public company. ICAN shall sell shares from its 80% holding of ASI in an initial public offering of ASI stock. ASI management shall receive 15-year warrants and/or options for ASI stock. Such warrants and/or options shall be provided in an amount that shall have the effect of diluting ICAN's holdings to an amount equal with ASI management after the public sale of ASI stock has been completed. Issuance of such warrants and/or options shall be quantified and completed within thirty days of the signing of this Agreement.

6. PERFORMANCE SCHEDULE.
ASI shall perform in accordance with the following schedule in two phases, the details of which are set forth in Exhibit D incorporated herein:

6.1  PHASE I - PRODUCT DEVELOPMENT.
ASI shall complete engineering of, file for patents upon, and otherwise perfect a workable, commercially feasible RF meter reading device. The device, upon completion, will be owned by ASI. ASI will produce (1) specifications and description of the RF meter reading device; (2) development milestones, including definitional engineering standards and achievements and related time frames for said development; and (3) definition and standard for "commercially feasible."

6.2  PHASE II - SALES AND MARKETING,
Upon successful completion of Phase I (perfecting a commercially feasible device), ASI will produce or have produced the devices and market and sell it globally.

7. NON-PERFORMANCE.
In the event of ASI's failure to complete the RF meter reading device in accordance with Exhibit D, or in the event of ICAN's failure to provide the funding called for in the Agreement and to be invested according to the Exhibit B "Capital Distribution/Use of Proceeds," the parties shall unwind the acquisition and return all shares issued. ASI shall thereupon sign a note to repay any funds invested by ICAN according to the terms outlined in Item 2 hereinabove, with interest accrued from the dates of the investment until repayment has been made. ASI's non-compliance related only to Phase I described in Item 6.1 hereinabove. No representations or guarantees of sales or profitable operations are made. Written notice of a default must be given to be effective. A defaulting party shall have thirty days to cure the default without prejudice to this Agreement.

8. REPRESENTATIONS.
Seller hereby represents and warrants that, with respect to its personal property and business operations, the representations listed below are true and correct as of the date hereof and the Closing Date (as hereinafter defined):

8.1.1 ASI is a corporation duly organized and existing by virtue of the laws of the State of California, USA.

8.1.2 Seller has an authorized capitalization of 50,000,000 shares of common stock, of which 9,375,000 shares are currently issued and outstanding.

8.1.3 The operations of ASI are validly licensed, organized, and existing in good standing with all State and Federal appropriate regulatory agencies, and Seller has taken all requisite corporate actions required under the Certificates of Incorporation and the By-Laws of ASI and its subsidiaries, and the laws of the States of their incorporation, to the extent necessary to enter into this Agreement and to carry out the terms and conditions to be performed by Seller.

8.1.4 Seller represents that it is under no impediment or constraint, legal or otherwise, which would prevent it from entering into this Agreement and performing the exchange transaction described herein; and further represents that it has taken any and all corporate action required under its Certificate of Incorporation, By-Laws, and the laws of the State of incorporation, to the extent necessary for the performance by Seller of the promises and covenants contained herein.

8.1.5 The personal property(ies) of ASI are without mortgage, lien, or encumbrance, except as set forth in Exhibit F, attached hereto.

8.1.6 ASI has not provided nor has Buyer required any financial statements of ASI. Seller represents that ASI does not have any debt and will comply with the Bulk Transfer Act for California.

8.1.7 There have not been any material adverse changes in the financial position or the operations and properties of ASI except changes arising in the ordinary course of business, which changes will in no event adversely affect the financial position of ASI.

8.1.8 Neither Seller nor ASI is involved in any pending litigation or governmental investigation or proceeding, and to the best knowledge of Seller, no material litigation, claim, assessment or governmental investigation or proceeding is threatened, which could affect its ability to enter into this Agreement or to carry out its purposes and covenants.

8.1.9 Except as set forth herein, ASI has filed all governmental tax or related returns and reports due or required to be filed and has paid all taxes or assessments which have become due.

8.1.10 Copies of Seller's property(ies) and all other documents and records of ASI are full, true and correct copies thereof, and have been, or immediately upon execution of this Agreement, will be made available for review and inspection by the Buyer.

8.1.11 All corporate documents, financial statements, books and records, contracts, files, employee data bases, etc., all incidental to the operations of ASI, its subsidiaries and divisions, will be made available to Buyer at the Closing of this Agreement.

8.1.12 Seller shall execute and deliver to Buyer any and all other documents prepared by Buyer and necessary to complete the transaction represented by this Agreement.

8.1.13 Seller has full power, authority, and legal right to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by Seller with the provisions hereof will not (1) conflict with or result in a breach of any provisions of, or constitute a material default (or an event which, with notice or lapse of time or both, would constitute a material default) under, or result in the creation of any material lien, security interest, charge, or encumbrance upon the ASI property(ies) or any of the material property, business operations, licenses, or other assets of ASI under any of the terms, conditions, or provisions of the Certificate of Incorporation or By-Laws, if applicable, or any material note, bond, mortgage, indenture, license, agreement, or other instrument or obligation to which Seller or ASI is a party, or by which they are bound; or
(2) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Seller or any of its respective properties, business operations, or assets.

8.1.14 No consent, approval, authorization, or order of, or registration, qualification, designation, declaration, or filing with any governmental authority on the part of ASI is required in connection with the execution and delivery of this Agreement, or the carrying out of any other transactions contemplated hereby.

8.1.15 Seller has, to the best of its knowledge, disclosed to Buyer all events, conditions, and facts materially affecting their business and properties of ASI. Seller has neither withheld information nor knowledge of any such events, conditions, or facts which he knows, or have reasonable grounds to know, may materially affect the business of ASI or future prospects.

8.1.16 Except as set forth herein, or in any Exhibit attached hereto, neither Seller nor ASI are parties to any lease, license, royalty, or loan agreement, or any other agreement which materially affects the business, property(ies) or assets of ASI and which have been entered into other than in the ordinary and usual course of business.

8.1.17 Seller warrants and represents that, before entering into this transaction, he has investigated the business and financial condition of Buyer and has relied upon his own independent investigation and his own legal and accounting counsel before executing this Agreement.

8.1.18 Seller further represents and warrants that this transaction was directly communicated to him and at no time did he receive any solicitation by any promotional meeting, newspaper, magazine advertising, radio or television commercial, or other advertising.

8.1.19 Seller represents that he is acquiring the shares of Buyer solely for investment purposes, and not for distribution or resale. Sale or transfer of such Buyer shares may be made only as permitted by Rule 144 of the regulations issued under the Securities Act of 1933, as amended, or by registration under or pursuant to an exemption from such registration under the Act, and shall be otherwise subject to the rules and regulations of the SEC and any other state or federal regulatory agency concerned.

8.1.20 Seller warrants and represents that, pending the signing of mutually satisfactory employment agreements by Buyer with key officers and personnel of ASI, the conduct of business by ASI, its subsidiaries, and d.b.a. divisions, prior to the closing of this Agreement, shall be as usual and customary to the present business of ASI prior to the execution hereof.

8.2  REPRESENTATION OF BUYER.
Buyer hereby makes the following representations and warranties to Seller, each of which is true as of the date hereof and as of the Closing Date:

8.2.1 Buyer is a corporation duly organized and existing by virtue of the laws of the State of Nevada, USA.

8.2.2 Buyer has an authorized capitalization of 300,000,000 shares of common stock, $.001 par value per share, of which 15,744,000 shares are currently issued and outstanding. Of said issued and outstanding shares, 10,794,000 are "restricted securities." Buyer's directors authorized 750,000 shares to be issued for the purpose of this Exchange Agreement.

8.2.3 All filings required to be made by Buyer pursuant to any federal or state securities laws have been or are being made and are current, and contain no material misstatement or omit any facts required so as not to be misleading. The shares of ICAN to be transferred to Seller hereby will, upon the issuance hereof, be duly and validly issued, fully paid, and non-assessable, except that such shares shall be deemed "restricted shares" as defined in Rule 144 promulgated under the Securities Act of 1933 and shall bear the normal restrictive legend. All of the Buyer's shares transferred to Seller will carry full voting rights and, when delivered, shall be free and clear of all voting trusts, agreements, arrangements, liens, and all other encumbrances, claims, equities, and liabilities of every nature, and Buyer, having duly taken all corporate action required thereto, has the unqualified right to issue the Buyer's shares and to deliver a clear and unencumbered title thereto to Seller. Buyer is under no obligation, legal or otherwise, to establish any other class of common or preferred stock, or any other type of security.

8.2.4 The execution of this Agreement by Buyer, and the performance by Buyer of its covenants and undertakings hereunder, have been duly authorized by all requisite corporate action and approved by the Board of Directors. Buyer has the corporate power and authority to enter into this Agreement and perform the covenants and undertakings to be performed by it hereunder, and is under no impediment which would affect or prohibit this transaction.

8.2.5 All documents of Buyer heretofore delivered to Seller are true and correct copies thereof.

8.2.6 Buyer asserts that it is not involved in any pending litigation or governmental investigation or proceeding and, to the best knowledge of Buyer, no material litigation, claim, assessment, or governmental investigation or proceeding is pending or threatened which might result in any change in the business or condition, financial or otherwise, of the Buyer, or in any of its properties or assets, or which might result in any liability on the part of Buyer or which questions the validity of this Agreement, or might otherwise adversely affect Buyer or Seller, or of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement, and to the best of the Buyer's knowledge, there is no basis for any such litigation, claim, assessment or governmental investigation or proceeding.

8.2.7 All Buyer shares to be issued to Seller will be validly issued, non-assessable, and fully paid, with full voting rights, and will be issued in a non-public offering pursuant to exemptions from registration under federal and state securities laws.

8.2.8 Buyer has not breached, nor is there any pending or threatened claim or any legal basis for a claim that Buyer has breached, any of the terms or conditions of any agreement, contract, or commitment to which it is a party or is bound, and the execution and performance hereof will not violate any law or any provisions of any agreement to which Buyer is subject.

8.2.9 Buy has disclosed to Seller all events, conditions, and facts materially affecting the business and prospects of Buyer. Buyer has not withheld disclosure of any such events, conditions, and fact which it, through management, has knowledge of, or has reasonable grounds to know, that may materially affect the business and prospects of Buyer.

8.2.10 Buyer has full power, authority and legal right to enter into this Agreement and to consummate the transactions contemplated hereby. The execution of delivery of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by Buyer with the provisions hereof will not: (1) conflict with or result in a breach of any provisions of, or constitute a material conflict (or an event which, with notice or lapse of time or both, would constitute a material default) under, or result in the creation of any material lien, security interest, charge, or encumbrance upon the Buyer under any of the terms, conditions, or provisions of the Articles of Incorporation or By-Laws of Buyer or any material not, bond, mortgage, indenture, license, agreement, or the instrument or obligation to which Buyer is a party, or by which it is bound; or (2) violate any order, writ, injunction, decree, statute, rule, or regulation applicable to Buyer or any of its properties or assets.

8.2.11 Buyer has complied with all state, federal, and local laws in connection with its formation, issuance of securities, organization, capitalization, and operation, and no contingent liabilities have been threatened, or claims made, and no basis for the same exists with respect to said operations, formation or capitalization, including claims for violation of any state or federal securities laws.

8.2.12 This Agreement, including the Exhibits hereto, has been duly authorized by all requisite corporate action of the Buyer, duly approved by the vote of Buyer's Board of Directors, duly executed and delivered by the Buyer, and constitutes the valid and legally binding obligation of the Buyer enforceable against the Buyer in accordance with its terms.

8.2.13 The Buyer is not, nor immediately following the Closing date will be, in violation or breach of or in default under its Certificate of Incorporation or By-Laws. The execution, delivery, and performance by the Buyer of this Agreement will not conflict with, result in a breach or violation of, constitute a default under, or result in the create of any lien on the properties or assets of the Buyer pursuant to the Certificate of Incorporation or By-Laws of the Buyer, or violate any law, rule, or regulation or, to the best knowledge of its counsel, breach any material agreement or instrument, order, judgment, or decree to which the Buyer is subject or by which its assets are bound. Copies of the Certificate of Incorporation, all amendments thereto, By-Laws, and all other documents of Buyer heretofore delivered to Seller are true and correct copies thereof.

9. NATURE AND SURVIVAL OF REPRESENTATIONS.
All representations, warranties, promises, and covenants made by a party to this Agreement and set forth herein, or in any Exhibit hereto, shall survive the execution of this Agreement and its closing as set forth herein.

10.  THE CLOSING.

10.1 The closing of the transactions described in the Agreement (the "Closing"), shall take place at the office of Buyer at its address set forth hereinabove on June 15, 1995 at 10 AM.

10.2 Counsel for the Buyer shall deliver to Seller certificates representing 750,000 shares of the common stock of ICAN as described hereinabove, or an irrevocable instruction to the transfer agent of Buyer specifically instructing the above issuance.

10.3 Seller shall deliver to counsel for the Buyer certificates representing 80% of all shares issued and outstanding (or 7,500,000 shares) fully endorsed for transfer, and free and clear of all charges, pledges, security, interests, claims, or encumbrances.

10.4  Parties to supply documents as listed on attached Exhibit E.

11.  MISCELLANEOUS PROVISIONS.

11.1 COUNTERPARTS.
This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11.2 ENTIRE AGREEMENT.
This Agreement constitutes the entire Agreement among the parties pertaining to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings of the parties in connection herewith. There are no oral promises, conditions, representations, understandings, interpretations, or terms of any kind as conditions or inducements to the execution of the Agreement, which are not set forth herein. Seller has provided Buyer documents related to its business operations and relationships, which contain certain disclosures. Reference is made specifically hereby to Seller's services provided to UTICS Corporation related to automated meter reading technology.

11.3 FURTHER ASSURANCES.
At any time, and from time to time after the date hereof, each party will execute such additional instruments, and take such action, as may be reasonably requested by the other party to confirm or perfect title to any shares, or other asset transferred hereunder, or to otherwise carry out the intent and purposes of this Agreement.

11.4 WAIVER.
Any failure on the part of either party hereto to comply with any of the obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owned.

11.5 NOTICES.
All notices and communications hereunder shall be made in writing and shall be deemed to have been given if delivered in person or sent by prepaid, first class, registered or certified mail, return receipt requested to each party at his or its address as follows:

BUYER:    Integrated Communications Access Network, Inc.
          4660 La Jolla Village Drive, Suite 640
          San Diego, CA 92122
          (800) 234-ICAN

SELLER:   Ariel Systems, Inc.
          2420 Grand Avenue, Suite H
          Vista, CA 92083
          (619) 598-7222

11.6 SEVERABILITY.
The parties to the Agreement hereby agree and affirm that none of the above provisions is dependent upon the validity of all of the provisions, and if any part of this Agreement is deemed to be unenforceable, the balance of the Agreement shall remain in full force and effect.

11.7 DEFAULT COST.
In the event any party hereto has to result to legal action to enforce any of the terms hereof, such party shall be entitled to collect attorney's fees and all other costs from the party at fault.

11.8 AMENDMENT.

This Agreement or any provision hereof, may not be changed, waived, terminated, or discharged except by means of a written supplemental instrument signed by the arty or parties against whom enforcement of the change, waiver, termination, or discharge is sought.

11.9 GOVERNING LAW.
This Agreement shall be governed by the laws of the State of California with venue in the Courts located in the Southern District of the State of California.

11.10 INUREMENT.
This Agreement shall be binding upon the parties hereto, and inure to the benefit of the parties, and, where applicable, their heirs, personal representatives, successors in interest, and assigns.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above:

ICAN "Buyer")

By:
Michael Love             June 9, 1995
Chief Executive Officer


ARIEL SYSTEMS, Inc. "Seller"

By:
A. Mark Hunt             June 9, 1995
President

                              EXCHANGE AGREEMENT
                                 JUNE 9, 1995
            EXCHANGE OF SHARES OF ARIEL SYSTEMS, INC. FOR SHARES OF
             INTEGRATED COMMUNICATIONS ACCESS NETWORK INCORPORATED

                                   EXHIBITS


   A.     List of  ASI shareholders for ICAN shares distribution
   B.     ASI pro forma operations statement ("Use of Proceeds")
   C.     Employment Agreements
   D.     Performance Schedule
   E.     Closing documents
   F.     License and Encumbrances; Outstanding Shareholder Loans
   G.     ICAN Reg. D-506 Private Placement

                              EXCHANGE AGREEMENT
                                 JUNE 9, 1995
            EXCHANGE OF SHARES OF ARIEL SYSTEMS, INC. FOR SHARES OF
             INTEGRATED COMMUNICATIONS ACCESS NETWORK INCORPORATED

                                  EXHIBIT A
                     ARIEL SHAREHOLDER DISTRIBUTION LIST

Shareholder Name         Number ASI     Percent     Number ICAN    Percent
and Address (1)          Shares         ASI         Shares (2)     ICAN
- ----------------         ----------     -------     -----------    -------
A. Mark Hunt              3,167,500      33.8         253,400        2.34
Ariel (3)                 1,375,000      14.7         110,000        0.94
K. Robert Hunt            1,870,000      19.9         149,600        0.95
Eric W. Gaer              1,000,000      10.7          80,000        0.05
Gerry B. Berg             1,000,000      10.7          80,000        0.05
James M. Morgan             500,000       5.3          40,000        0.03
Bruce Lightner              146,250       1.6          11,700        0.00
David Hunt                  146,250       1.6          11,700        0.00
John Bumgarner               10,000       0.1             800        0.00
Robert Hotto                 80,000       0.9           6,400        0.00
Bruce Hunt                   22,500       0.2           1,800        0.00
King Golden                  26,250       0.3           2,100        0.00
Carl Goff                    11,250       0.1             900        0.00
Richard Meeks                20,000       0.2           1,600        0.00

(1)  Addresses are Ariel Systems, Inc.
(2)  ICAN shares issued based upon 10 ASI shares equal to one ICAN share.
(3)  Shares reserved for additional distributions.

                              EXCHANGE AGREEMENT
                                 JUNE 9, 1995
            EXCHANGE OF SHARES OF ARIEL SYSTEMS, INC. FOR SHARES OF
             INTEGRATED COMMUNICATIONS ACCESS NETWORK INCORPORATED

                                  EXHIBIT B
                    CAPITAL DISTRIBUTION - USE OF PROCEEDS


Phase I - Product Development (18 months)

8/1/95    $   50,000
9/1/95       450,000
12/1/95      500,000
3/1/96       800,000

Phase II - Sales and Marketing

3/1/97    $1,200,000

                              EXCHANGE AGREEMENT
                                 JUNE 9, 1995
            EXCHANGE OF SHARES OF ARIEL SYSTEMS, INC. FOR SHARES OF
             INTEGRATED COMMUNICATIONS ACCESS NETWORK INCORPORATED

                                  EXHIBIT C
                EMPLOYEE AGREEMENTS AND PERFORMANCE INCENTIVES

Name             Position         Base Salary         Incentives
- ----             --------         -----------         ----------
Eric Gaer        President        $114,000            Phase I -   5,000 shares
                                                      Phase II - 10,000 shares

Gerry Berg       Exec. VP         $108,000            Phase I - 5,000 shares
                                                      Phase II - 10,000 shares

Mark Hunt        Sr. VP Engin.    $102,000            Phase I - 5,000 shares
                                                      Phase II - 10,000 shares

Robert Hunt      VP Manufact.     $ 96,000            Phase I - 5,000 shares
                                                      Phase II - 10,000 shares

Mike Morgan      VP, Engineering  $ 94,000            Phase I - 5,000 shares
                                                      Phase II - 10,000 shares

                              EXCHANGE AGREEMENT
                                 JUNE 9, 1995
            EXCHANGE OF SHARES OF ARIEL SYSTEMS, INC. FOR SHARES OF
             INTEGRATED COMMUNICATIONS ACCESS NETWORK INCORPORATED

                                  EXHIBIT D
                             PERFORMANCE SCHEDULE

Phase I:

Month 1-2
Development of complete product specification for ASI RF meter reading device, Preparation of materials to file for patents. Initial market research (customer base, industry associations, etc.)

Month 2-3
Development of technical engineering/manufacturing specifications for ASI RF meter reading device. Development of specification for custom ASIC chip for product. Market planning and initial public relations.

Month 4-6
Finalization of technical engineering specification. Prototype manufacturing. Product refinements. In-ground testing to determine commercial feasibility. Begin market development and sales efforts.

Phase II:

Month 7-9
Final stage prototype per R&D, engineering, and market research. Larger scale in-ground test with prospective clients. Second stage marketing and sales. Trade show participation.

Month 10-12
Initial system sales - 6 customers, 300 units. Product refinement, continuing R&D, and staff expansion.

                              EXCHANGE AGREEMENT
                                 JUNE 9, 1995
            EXCHANGE OF SHARES OF ARIEL SYSTEMS, INC. FOR SHARES OF
             INTEGRATED COMMUNICATIONS ACCESS NETWORK INCORPORATED

                                  EXHIBIT E
                              CLOSING DOCUMENTS

   I.    Articles of Incorporation
   II.   ASI By-Laws
   III.  ASI Corporate Resolution approving exchange
   IV. Original share certificates of 80% stock of ASI, duly endorsed for transfer by Exhibit A
   V. Original share certificates for 750,000 shares of ICAN common stock or, in the alternative, a written Irrevocable Instruction to ICAN transfer agent to issue said shares to ASI shareholders per Exhibit A
   VI.   Corporate documents
   VII.  By-Laws
   VIII. Board of Directors' resolutions
   IX.   Authorization to transfer agent

                              EXCHANGE AGREEMENT
                                 JUNE 9, 1995
            EXCHANGE OF SHARES OF ARIEL SYSTEMS, INC. FOR SHARES OF
             INTEGRATED COMMUNICATIONS ACCESS NETWORK INCORPORATED

                                  EXHIBIT F
            LIENS AND ENCUMBRANCES - OUTSTANDING SHAREHOLDER LOANS


Liens and encumbrances:  None

Shareholder loans*:

   Mark Hunt        $47,629
   Bruce Hunt        28,711
   Bruce Lightner    31,739

* To be retired from ASI accounts receivable from continuing operations (prior to this Agreement) and/or receipts from revenues from product lines aside from the proposed automated reading device. In certain cases, at the discretion of the Noteholder, ASI stock options may be granted in lieu of cash payment. In any case, proceeds from Buyer will not be utilized to satisfy these obligations.

                              EXCHANGE AGREEMENT
                                 JUNE 9, 1995
            EXCHANGE OF SHARES OF ARIEL SYSTEMS, INC. FOR SHARES OF
             INTEGRATED COMMUNICATIONS ACCESS NETWORK INCORPORATED

                                  EXHIBIT G
                       ICAN REG D-506 PRIVATE PLACEMENT

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